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                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                     SUPPLEMENT DATED JUNE 16, 1999 TO THE
                      PROSPECTUS DATED DECEMBER 29, 1998,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999
                           -------------------------

     This section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGEMENT" is amended with the following:

PORTFOLIO MANAGEMENT. The Fund is managed by a management team led by Robert J. Hickey, a Vice President of the Adviser. Mr. Hickey has been a Vice President of the Adviser and Van Kampen Investment Advisory Corp. ("Advisory Corp.") since June 1995. Mr. Hickey joined Advisory Corp. in 1989 and became Assistant Vice President of Advisory Corp. in January 1993. Peter Ehret has been an Assistant Vice President of the Adviser since January 1999 and Advisory Corp. since February 1994 and became a Vice President of the Adviser and Advisory Corp. in February 1999. Mr. Ehret has worked for Advisory Corp. since July 1992.